Stock Plans	12 Months Ended
Dec. 31, 2011
Stock Plans [Abstract]
Stock Plans

Note 12. Stock Plans:

Under the Altria Group, Inc. 2010 Performance Incentive Plan (the "2010 Plan"), Altria Group, Inc. may grant to eligible employees stock options, stock appreciation rights, restricted stock, restricted and deferred stock units, and other stock-based awards, as well as cash-based annual and long-term incentive awards. Up to 50 million shares of common stock may be issued under the 2010 Plan. In addition, Altria Group, Inc. may grant up to one million shares of common stock to members of the Board of Directors who are not employees of Altria Group, Inc. under the Stock Compensation Plan for Non-Employee Directors (the "Directors Plan"). Shares available to be granted under the 2010 Plan and the Directors Plan at December 31, 2011, were 47,880,823 and 658,731 respectively.

Restricted and Deferred Stock

Altria Group, Inc. may grant shares of restricted stock and deferred stock to eligible employees. These shares include nonforfeitable rights to dividends or dividend equivalents during the vesting period but may not be sold, assigned, pledged or otherwise encumbered. Such shares are subject to forfeiture if certain employment conditions are not met. Restricted and deferred stock generally vests on the third anniversary of the grant date.

The fair value of the shares of restricted stock and deferred stock at the date of grant is amortized to expense ratably over the restriction period, which is generally three years. Altria Group, Inc. recorded pre-tax compensation expense related to restricted stock and deferred stock granted to employees for the years ended December 31, 2011, 2010 and 2009 of $47 million, $44 million and $61 million, respectively. The deferred tax benefit recorded related to this compensation expense was $18 million, $16 million and $24 million for the years ended December 31, 2011, 2010 and 2009, respectively. The unamortized compensation expense related to Altria Group, Inc. restricted stock and deferred stock was $67 million at December 31, 2011 and is expected to be recognized over a weighted-average period of approximately 2 years.

Altria Group, Inc.'s restricted stock and deferred stock activity was as follows for the year ended December 31, 2011:

	Number of Shares	Weighted-Average Grant Date Fair Value Per Share
Balance at December 31, 2010	8,765,598	$19.72
Granted	2,216,160	24.34
Vested	(2,259,327)	22.41
Forfeited	(312,015)	20.84

Balance at December 31, 2011	8,410,416	20.17

The weighted-average grant date fair value of Altria Group, Inc. restricted stock and deferred stock granted during the years ended December 31, 2011, 2010 and 2009 was $54 million, $53 million and $95 million, respectively, or $24.34, $19.90 and $16.71 per restricted or deferred share, respectively. The total fair value of Altria Group, Inc. restricted stock and deferred stock vested during the years ended December 31, 2011, 2010 and 2009 was $56 million, $33 million and $46 million, respectively.

Stock Option Plan

Altria Group, Inc. has not granted stock options to employees since 2002.

Altria Group, Inc. stock option activity was as follows for the year ended December 31, 2011:

	Shares Subject to Option	Weighted- Average Exercise Price	Average Remaining Contractual Term	Aggregate Intrinsic Value
Balance at December 31, 2010	2,675,593	$10.95
Options exercised	(2,637,038)	10.95
Options canceled	(33,965)	10.23

Balance/Exercisable at December 31, 2011	4,590	12.48	4 months	$79 thousand

The aggregate intrinsic value shown in the table above was based on the December 31, 2011 closing price for Altria Group, Inc.'s common stock of $29.65. The total intrinsic value of options exercised during the years ended December 31, 2011, 2010 and 2009 was $37 million, $110 million and $87 million, respectively.